Exhibit 99.1

Stitch Fix Announces First Quarter Fiscal Year 2022 Financial Results

SAN FRANCISCO, December 7, 2021 (GLOBE NEWSWIRE) -- Stitch Fix, Inc. (NASDAQ:SFIX), the leading online personal shopping and styling service, has released its financial results for the first quarter of fiscal year 2022 ended October 30, 2021.

Stitch Fix CEO Elizabeth Spaulding said, “In Q1 we delivered $581 million in net revenue, reflecting 19% year-over-year growth. Our revenue per active client topped $500 for the second quarter in a row, reaching a record $524 across our nearly 4.2 million clients. These quarterly results reflect a strong performance in our business from both Fix and Freestyle. With the launch of Stitch Fix Freestyle we are expanding and broadening our offering, and we are excited to continue to enhance the experience for clients through the introduction of new product features and expanded merchandise selections, increasing the number of purchase occasions we serve. Overall, we are pleased with the important progress we are making towards our vision of becoming the global destination for personal shopping.”

First Quarter Key Metrics and Financial Highlights
•Net revenue of $581.2 million, an increase of 19% year over year
•Active clients of 4,180,000, an increase of 417,000 or 11% year over year
•Net revenue per active client of $524, an increase of 12% year over year
•Net loss of $1.8 million and diluted loss per share of $0.02
•Adjusted EBITDA of $38.2 million
Business Highlights
•Delivered strong top line revenue growth with continued momentum in Womens as well as in Kids, and in the U.K., where we nearly doubled revenue when compared to the first quarter of last year
•Q1 saw the expansion of Freestyle to new clients, representing an evolution in our business. With Freestyle, we are expanding and broadening our personalized shopping offering
•Added over 20 new brands, including Adidas, DKNY, Vans and Rag & Bone Footwear, as well as launched new product lines such as our Elevate Black-owned brand grantees and Mohnton Made, our new sustainable and US-built basics line
•Gross margins were at an all-time high driven by improved product margins and shipping cost optimizations
•Delivered strong adjusted EBITDA, reflecting sustained revenue growth, with strong gross margins, and lower marketing spend
Financial Outlook
Our financial outlook for the second quarter of fiscal 2022, which ends on January 29, 2022, is as follows:

Q2’22
Net Revenue	$505 million - $520 million	0% - 3% YoY growth
Adjusted EBITDA	$(5) million - $5 million	(1)% - 1% margin

For the full fiscal year 2022, which ends on July 30, 2022, we expect year-over-year net revenue growth at a high single-digit rate and adjusted EBITDA margin to be between 1% and 2%.

Conference Call and Webcast Information
Elizabeth Spaulding, Chief Executive Officer of Stitch Fix, and Dan Jedda, Chief Financial Officer of Stitch Fix, will host a conference call at 1:30 p.m. Pacific Time today to discuss the Company’s financial results and outlook. A live webcast will be accessible on Stitch Fix’s investor relations website at investors.stitchfix.com. Interested parties can also access the call by dialing 888-204-4368 in the U.S. or 720-543-0214 internationally, and entering conference code 6712573.
A telephonic replay will be available through Tuesday, December 14, 2021, at 888-203-1112 or 719-457-0820, passcode 6712573. An archive of the webcast conference call will be available shortly after the call ends at https://investors.stitchfix.com.
About Stitch Fix, Inc.
Stitch Fix is the world's leading online personalized shopping experience. Our unique business model combines the human touch of expert stylists with the precision of advanced data science. Since our founding in 2011, we’ve served as a trusted style partner to millions of people, helping adults and kids get dressed every day feeling like their best selves. The Stitch Fix team is building a transformative and inclusive ecommerce model, an ecosystem of shopping experiences based on convenience and guided discovery that makes it radically simple and delightful for customers to discover and buy what they love. For more, visit https://www.stitchfix.com.
Forward-Looking Statements
This press release, the related conference call and webcast contain forward-looking statements within the meaning of the federal securities laws. All statements other than statements of historical fact could be deemed forward looking, including but not limited to statements regarding our expectations for future financial performance, including our profitability and long-term targets; guidance on financial results for the second quarter and full year of 2022; the momentum of our business; the rate of client migration to our offering; the forecasted continued and lasting shift to online shopping and our ability to capture market share; that the learning and experimenting we are engaging in can be optimized and will help build a great customer experience; our expected conversion and retention of new and existing clients; the success of and opportunity related to our Freestyle offering, including that Freestyle provides new client potential and enables access to a greater share of shopping occasions; that we will be able to create the optimal client experience and conversion paths for new clients; that the testing of new onboarding approaches that balance personalization with speed of access into the experience will be impactful work and will reduce friction for new clients accessing Freestyle; our ability to invest in brands and expand product categories; our ability to build greater brand equity of our exclusive brands; that Freestyle will expand our ecosystem and fuel client acquisition by unlocking the full addressable apparel market; our ability to leverage our engineering and data science capabilities to drive efficiencies in our business and enhance our ability to personalize our service and offerings; our ability to invest in our technology and evolve our technology platform and that this evolution will help us achieve our goals; that investments in our technology will pay-off over the long term; our advertising and marketing plans, including opening up new marketing channels, and whether our marketing investments will pay off in future quarters; that we will have growth in active clients in the third quarter of 2022; that evolving our onboarding process and marketing channels will lead to new client additions who will engage with us over the long term; and that the investments we are making now will allow us to unlock a long-term opportunity presented by Freestyle. These statements involve substantial risks and uncertainties, including risks and uncertainties related to the ongoing COVID-19 pandemic, our responses to the pandemic, the responses of our clients, competitors, suppliers, governmental authorities, and public health officials; our ability to generate sufficient net revenue to offset our costs; the growth of our market and consumer behavior; our ability to acquire, engage, and retain clients; our ability to provide offerings and services that achieve market acceptance; our data science and technology, stylists, operations, marketing initiatives, and other key strategic areas; risks related to our inventory; risks related to our supply chain, sourcing of materials and shipping of merchandise; risks related to international operations; and other risks described in the filings we make with the SEC. Further information on these and other factors that could cause our financial results, performance, and achievements to differ materially from any results, performance, or achievements anticipated, expressed, or implied by these forward-looking statements is included in filings we make with the SEC from time to time, including in the section titled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended July 31, 2021. These documents are available on the SEC Filings section of the Investor Relations section of our website at: https://investors.stitchfix.com. We undertake no obligation to update any forward-looking statements made in this press release to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law. The achievement or success of the matters covered by such forward-looking statements involves known and unknown risks, uncertainties, and assumptions. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our results could differ materially from the results expressed or implied by the forward-looking statements we make. You should not rely upon forward-looking statements as predictions of future events. Forward-looking statements represent our management’s beliefs and assumptions only as of the date such statements are made.

Stitch Fix, Inc.
Condensed Consolidated Balance Sheets
(Unaudited)
(In thousands, except share and per share amounts)

	October 30, 2021	July 31, 2021
Assets
Current assets:
Cash and cash equivalents	$249,677	$129,785
Short-term investments	62,438	101,546
Inventory, net	184,129	212,294
Prepaid expenses and other current assets	48,902	50,512
Income tax receivable	27,624	27,667
Total current assets	572,770	521,804
Long-term investments	88,420	59,035
Income tax receivable, net of current portion	27,054	27,054
Property and equipment, net	98,975	86,959
Operating lease right-of-use assets	136,849	118,565
Other long-term assets	5,354	5,732
Total assets	$929,422	$819,149
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$129,229	$73,499
Operating lease liabilities	25,881	25,702
Accrued liabilities	115,281	99,028
Gift card liability	9,461	9,903
Deferred revenue	16,617	18,154
Other current liabilities	1,764	2,027
Total current liabilities	298,233	228,313
Operating lease liabilities, net of current portion	144,014	121,623
Other long-term liabilities	8,580	8,364
Total liabilities	450,827	358,300
Stockholders’ equity:
Class A common stock, $0.00002 par value	1	1
Class B common stock, $0.00002 par value	1	1
Additional paid-in capital	437,246	416,755
Accumulated other comprehensive income (loss)	2,493	3,411
Retained earnings	38,854	40,681
Total stockholders’ equity	478,595	460,849
Total liabilities and stockholders’ equity	$929,422	$819,149

Stitch Fix, Inc.
Condensed Consolidated Statements of Operations and Comprehensive Income (Loss)
(Unaudited)
(In thousands, except share and per share amounts)

	For the Three Months Ended
	October 30, 2021	October 31, 2020
Revenue, net	$581,244	$490,423
Cost of goods sold	308,327	270,972
Gross profit	272,917	219,451
Selling, general, and administrative expenses	274,767	238,984
Operating income (loss)	(1,850)	(19,533)
Interest income	334	1,161
Other expense, net	(109)	(205)
Income (loss) before income taxes	(1,625)	(18,577)
Provision (benefit) for income taxes	202	(28,118)
Net income (loss)	$(1,827)	$9,541
Other comprehensive income (loss):
Change in unrealized gain (loss) on available-for-sale securities, net of tax	(315)	(663)
Foreign currency translation	(603)	(338)
Total other comprehensive income (loss), net of tax	(918)	(1,001)
Comprehensive income (loss)	$(2,745)	$8,540
Net income (loss) attributable to common stockholders:
Basic	$(1,827)	$9,541
Diluted	$(1,827)	$9,541
Earnings (loss) per share attributable to common stockholders:
Basic	$(0.02)	$0.09
Diluted	$(0.02)	$0.09
Weighted-average shares used to compute earnings (loss) per share attributable to common stockholders:
Basic	108,375,911	104,134,850
Diluted	108,375,911	109,477,354

Stitch Fix, Inc.
Condensed Consolidated Statements of Cash Flow
(Unaudited)
(In thousands)

	For the Three Months Ended
	October 30, 2021	October 31, 2020
Cash Flows from Operating Activities
Net income (loss)	$(1,827)	$9,541
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Change in inventory reserves	(2,763)	(1,343)
Stock-based compensation expense	32,323	19,925
Depreciation, amortization, and accretion	8,335	6,961
Other	(923)	271
Change in operating assets and liabilities:
Inventory	30,806	(30,665)
Prepaid expenses and other assets	6,035	(9,503)
Income tax receivables	43	(18,796)
Operating lease right-of-use assets and liabilities	101	(225)
Accounts payable	55,352	44,609
Accrued liabilities	16,193	32,237
Deferred revenue	(1,532)	1,906
Gift card liability	(442)	(271)
Other liabilities	(45)	2,712
Net cash provided by operating activities	141,656	57,359
Cash Flows from Investing Activities
Purchases of property and equipment	(16,392)	(5,985)
Purchases of securities available-for-sale	(52,435)	(41,307)
Sales of securities available-for-sale	2,160	16,193
Maturities of securities available-for-sale	59,130	32,800
Net cash provided by (used in) investing activities	(7,537)	1,701
Cash Flows from Financing Activities
Proceeds from the exercise of stock options, net	1,054	5,106
Payments for tax withholdings related to vesting of restricted stock units	(14,752)	(7,002)
Net cash used in financing activities	(13,698)	(1,896)
Net increase in cash and cash equivalents	120,421	57,164
Effect of exchange rate changes on cash	(529)	(273)
Cash and cash equivalents at beginning of period	129,785	143,455
Cash and cash equivalents at end of period	$249,677	$200,346
Supplemental Disclosure
Cash paid for income taxes	$190	$38
Supplemental Disclosure of Non-Cash Investing and Financing Activities:
Purchases of property and equipment included in accounts payable and accrued liabilities	$4,394	$4,880
Capitalized stock-based compensation	$1,866	$981

Non-GAAP Financial Measures
We report our financial results in accordance with generally accepted accounting principles in the United States (“GAAP”). However, management believes that certain non-GAAP financial measures provide users of our financial information with additional useful information in evaluating our performance. We believe that adjusted EBITDA is frequently used by investors and securities analysts in their evaluations of companies, and that this supplemental measure facilitates comparisons between companies. We believe free cash flow is an important metric because it represents a measure of how much cash from operations we have available for discretionary and non-discretionary items after the deduction of capital expenditures. These non-GAAP financial measures may be different than similarly titled measures used by other companies.
Our non-GAAP financial measures should not be considered in isolation from, or as substitutes for, financial information prepared in accordance with GAAP. There are several limitations related to the use of our non-GAAP financial measures as compared to the closest comparable GAAP measures. Some of these limitations include:
•adjusted EBITDA excludes interest income and other expense, net, as these items are not components of our core business;
•adjusted EBITDA does not reflect our tax provision (benefit), which may increase or decrease cash available to us;
•adjusted EBITDA excludes the recurring, non-cash expenses of depreciation and amortization of property and equipment and, although these are non-cash expenses, the assets being depreciated and amortized may have to be replaced in the future;
•adjusted EBITDA excludes the non-cash expense of stock-based compensation, which has been, and will continue to be for the foreseeable future, an important part of how we attract and retain our employees and a significant recurring expense in our business; and
•free cash flow does not represent the total residual cash flow available for discretionary purposes and does not reflect our future contractual commitments.
Adjusted EBITDA
We define adjusted EBITDA as net income (loss) excluding interest income, other expense, net, provision (benefit) for income taxes, depreciation and amortization, and stock-based compensation expense. The following table presents a reconciliation of net income (loss), the most comparable GAAP financial measure, to adjusted EBITDA for each of the periods presented:

	For the Three Months Ended
(in thousands)	October 30, 2021	October 31, 2020
Net income (loss)	$(1,827)	$9,541
Add (deduct):
Interest income	(334)	(1,161)
Other expense, net	109	205
Provision (benefit) for income taxes	202	(28,118)
Depreciation and amortization	7,740	6,459
Stock-based compensation expense	32,323	19,925
Adjusted EBITDA	$38,213	$6,851

Free Cash Flow
We define free cash flow as cash flows provided by operating activities reduced by purchases of property and equipment that are included in cash flows provided by (used in) investing activities. The following table presents a reconciliation of cash flows provided by operating activities, the most comparable GAAP financial measure, to free cash flow for each of the periods presented:

	For the Three Months Ended
(in thousands)	October 30, 2021	October 31, 2020
Free cash flow reconciliation:
Cash flows provided by operating activities	$141,656	$57,359
Deduct:
Purchases of property and equipment	(16,392)	(5,985)
Free cash flow	$125,264	$51,374
Cash flows provided by (used in) investing activities	$(7,537)	$1,701
Cash flows used in financing activities	$(13,698)	$(1,896)
Operating Metrics

	October 30, 2021	July 31, 2021	May 1, 2021	January 30, 2021	October 31, 2020
Active clients (in thousands)	4,180	4,165	4,107	3,873	3,763
Net revenue per active client	$524	$505	$481	$467	$467
Active Clients
We define an active client as a client who checked out a Fix or was shipped an item using our direct-buy functionality, “Freestyle,” in the preceding 52 weeks, measured as of the last day of that period. A client checks out a Fix when she indicates what items she is keeping through our mobile application or on our website. We consider each Men’s, Women’s, or Kids account as a client, even if they share the same household.
Net Revenue per Active Client
We calculate net revenue per active client based on net revenue over the preceding four fiscal quarters divided by the number of active clients, measured as of the last day of the period.

IR Contact: Tanny Shelburne ir@stitchfix.com	PR Contact: Suzy Sammons media@stitchfix.com